UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14C INFORMATION

               Information Statement Pursuant to Section 14(c) of
                      the Securities Exchange Act of 1934

Check the appropriate box:

      |X|   Preliminary information statement
      |_|   Confidential, for use of the Commission only (as permitted by Rule
            14c-5(d)(2))
      |_|   Definitive information statement


                                 AMPLIDYNE, INC.
                (Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the Appropriate Box):

      |X|   No fee required

      |_|   Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

      1.    Title of each class of securities to which transaction applies:


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      2.    Aggregate number of securities to which transaction applies:


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      3.    Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


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      4.    Proposed maximum aggregate value of transaction:


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      5.    Total fee paid:


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

      |_| Check box if any party of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1.    Amount Previously Paid:


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      2.    Form, Schedule or Registration Statement No.:


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      3.    Filing Party:


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      4.    Date Filed:


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

                                 AMPLIDYNE, INC.
                               59 LaGrange Street
                            Raritan, New Jersey 08869

                 NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

To All Stockholders of Amplidyne, Inc.:

      The purpose of this letter is to inform you that we intend to (a) increase the authorized shares of our common stock from 25,000,000 to 100,000,000, and our preferred stock from 1,000,000 to 5,000,000; (b) change our corporate name to Wi-Tron, Inc.; and (c) ratify and approve our 2005 Stock Option Plan.

      The holders of a majority of our outstanding common stock and preferred stock, owning approximately 51% and 100% of the outstanding shares, respectively, have executed a written consent in favor of these actions. Therefore, all required corporate approvals for the action have been obtained. As required by Rule 14c-2(b) promulgated under the Securities Exchange Act of 1934, the action described in this Information Statement may become effective on the 21st calendar day following the date of this Information Statement.

      This Information Statement is furnished solely for the purpose of informing stockholders of this corporate action in the manner required by Rule 14c-2(b) under the Securities Exchange Act of 1934.

      WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. Because the written consent of holders of a majority of our outstanding shares of common stock satisfies all applicable stockholder voting requirements, we are not asking you for a proxy; please do not send us one.

      The accompanying information statement is for information purposes only and explains our corporate name change and increase in authorized shares. Please read the accompanying information statement carefully.

October ___, 2005

                                        By Order of the Board of Directors


                                        /s/ John Chase Lee
                                        -------------------------------------
                                        John Chase Lee, President

                                 AMPLIDYNE, INC.
                               59 LaGrange Street
                            Raritan, New Jersey 08869

                              INFORMATION STATEMENT
                                October __, 2005

                      WE ARE NOT ASKING YOU FOR A PROXY AND
                    YOU ARE REQUESTED NOT TO SEND US A PROXY.

      This information statement is being mailed on or about September 26, 2005, to the stockholders of record of Amplidyne, Inc. at the close of business on September 8, 2005. This Information statement is being sent to you for information purposes only. No action is requested or required on your part.

      This information statement is being furnished to you to inform you that holders of a majority of the outstanding shares of our common stock, par value $.0001 per share, and a majority of the outstanding shares of our preferred stock, par value $.0001 per share, have adopted, by written consent, resolutions authorizing us to (a) effectuate an increase in our authorized shares of common stock from 25,000,000 to 100,000,000, and increase our authorized shares of preferred stock from 1,000,000 to 5,000,000; (b) change our name to Wi-Tron, Inc.; and (c) ratify and approve our 2005 Stock Option Plan.

      As of the close of business on the record date, we had 25,000,000 shares of common stock authorized, of which 17,788,267 shares were outstanding, and 1,000,000 shares of preferred stock authorized, of which 140,000 shares of Series C Convertible Preferred Stock ("Series C") were outstanding. Each outstanding share of common stock is entitled to one vote per share, and each share of Series C is entitled to 100 votes per share upon the effective date of the increase in authorized shares of common stock described above.

      The approval of each affected class or series is required for us to be able to effectuate the proposed stock split. Under Delaware law and our organizational documents, we are entitled to obtain that approval by written consent. We have obtained written consents approving the aforesaid actions from stockholders holding approximately 51% of our outstanding common stock, and 100% of our outstanding Series C shares.

      The expenses of mailing this information statement will be borne by us, including expenses in connection with preparing and mailing of this information statement and all documents that now accompany or may in the future supplement it. We contemplate that brokerage houses, custodians, nominees, and fiduciaries will forward this information statement to the beneficial owners of our common stock held of record by these persons and we will reimburse them for their reasonable expenses incurred in this process.

                          CHANGE IN CONTROL TRANSACTION

      On June 27, 2005, we entered into an agreement with John Chase Lee, one of our directors, whereby we issued 130,000 shares of Series C Convertible Preferred Stock, $.0001 par value ("Series C") to Mr. Lee in satisfaction of loans made by Mr. Lee to us totaling $650,000 (the "Agreement"). Under the terms of the Agreement, we filed a Certificate of Designations for the Series C providing for a conversion rate of 100 shares of our common stock for every one Series C share. The Agreement also provides that we amend our Certificate of Incorporation, subject to shareholder approval, to increase the authorized shares of common and preferred stock in order to provide a sufficient amount of authorized stock to effect the conversion of the Series C shares held by Mr. Lee. Subsequent to these corporate actions, Mr. Leecs Series C shares will be convertible into 13,000,000 shares of common stock, and Mr. Lee will hold approximately 42% of our outstanding voting stock. This summary of the Agreement is qualified in its entirety by reference to the Agreement that has been filed as an exhibit to our Current Report on Form 8-K, filed with the SEC on July 21, 2005.

      As of September 8, 2005, we had 17,788,267 shares of common stock outstanding and 140,000 shares of preferred stock outstanding.

                         DISSENTERS' RIGHT OF APPRAISAL

      Under Delaware law and our articles of incorporation and bylaws, no stockholder has any right to dissent to the proposed corporate actions herein and is not entitled to appraisal of or payment for their shares of our stock.

                        NUMBER OF HOLDERS OF COMMON STOCK

      As of September 8, 2005, there were approximately 2,707 holders of record of Common Stock.

                             PRINCIPAL STOCKHOLDERS

      The following table sets forth, as of September 8, 2005, the beneficial ownership of our common stock (i) by the only persons who are known by us to own beneficially more than 5% of our common stock; (ii) by each director and executive officer; and (iii) by all directors and officers as a group. Percentage ownership assumes all vested options are fully exercised, and is based on 17,788,267 shares of common stock issued and outstanding as of September 8, 2005.

Name and Address of                Shares of Common                 Percentage
Beneficial Owner*                  Stock Owned (1)                  Ownership
----------------                   ----------------                 ----------

John Chase Lee                          ---  (2)                        ---
95 Mitchell Avenue
Piscataway, NJ 08854

Jessica Hye Lee                         ---  (3)                        ---
2 Hilltown Court
Plainsboro, NJ 08536

Tarlochan Bains                        76,726                           <1%

Devendar S. Bains                    3,212,985 (4)                     18.1%

Joong Bin Lee (5)                       ---                             ---

Mikio Tajima                            ---                             ---

Harris Freedman                      1,646,923 (6)                      9.3%
1241 Gulf of Mexico Dr.
Longboat Key, FL 34228

Michael Brauser                      1,200,000                          6.7%
595 S. Federal Highway
Boca Raton, FL 33432

Barry Honig                          1,200,000 (7)                      6.7%
c/o GRQ Consultants, Inc.
595 S. Federal Highway
Boca Raton, FL 33432

James Davidson                       1,525,000                          8.6%
321 South Saint Asaph St.
Alexandria, VA 22314

All Officers and Directors           3,289,711 (8)                     18.5%
as a Group (6 persons)

* Unless otherwise indicated, the address of all persons listed in this section is c/o Amplidyne, Inc., 59 LaGrange Street, Raritan, NJ 08869

(1) Beneficial ownership as reported in the table above has been determined in accordance with Instruction (4) to Item 403 of Regulation S-B of the Securities Exchange Act of 1934.

(2) John Chase Lee was issued 130,000 shares of Series C Convertible Preferred Stock convertible into 13,000,000 shares of common stock. Since we currently do not have sufficient shares of common stock authorized to effect a conversion, these 130,000 shares of preferred stock do not have voting rights, and are not currently convertible. Upon effectiveness of the increase in our authorized shares of common stock contemplated herein, Mr. Lee will beneficially own approximately 42% of our common stock. John Chase Lee is not related to either Jessica Hye Lee or Joong Bin Lee.

(3) Jessica Hye Lee was issued 10,000 shares of Series C Convertible Preferred Stock convertible into 1,000,000 shares of common stock. Since we currently do not have sufficient of shares of common stock authorized to effect a conversion, these 10,000 shares of preferred stock do not have voting rights, and are not currently convertible. Upon effectiveness of the increase in our authorized shares of common stock contemplated herein, Ms. Lee will beneficially own approximately 5.6% of our common stock. Jessica Hye Lee is the wife of Joong Bin Lee, and is not related to John Chase Lee.

(4) Includes (a) options to purchase 1,000,000 shares of common stock held by Mr. Bains, and (b) options to purchase 50,000 shares of common stock and 28,173 shares of common stock held by Mr. Bains' wife, Nirmal Bains.

(5)   Joong Bin Lee is the husband of Jessica Hye Lee.

(6) Represents (a) 543,499 shares held by Bridge Ventures, Inc., of which Mr. Freedman is officer, (b) 981,524 shares held by Bridge Ventures, Inc. Employee Benefit Plan, of which Mr. Freedman is trustee, (c) 69.900 shares held by SMACS Holding Corp., of which Mr. Freedman is an officer, and (d) 52,000 shares held by Mr. Freedman individually.

(7) Represents shares of common stock held by GRQ Consultants, Inc. 401K Plan, of which Mr. Honig is sole trustee.

(8) Does not include 14,000,000 shares of common stock underlying an aggregate of 140,000 shares of Series C Convertible Preferred Stock held by John Chase Lee and Jessica Hye Lee.

                               SHAREHOLDER ACTIONS

      The Board of Directors unanimously approved resolutions to (a) to increase the number of authorized shares of our common stock from 25,000,000 shares to 100,000,000 shares, and increase the number of authorized shares of preferred stock from 1,000,000 to 5,000,000 shares; (b) amend our Certificate of Incorporation to change our name to Wi-Tron, Inc.; and (c) to ratify our 2005 Stock Option Plan.

Increase Authorized Shares

      We are currently authorized to issue 25,000,000 shares of our common stock, par value $.0001 per share, and 1,000,000 shares of preferred stock, par value $.0001 per share. As of September 8, 2005, there were 17,788,267 shares of our common stock and 140,000 shares of preferred stock issued and outstanding.

      We may consider from time to time mergers, acquisitions and other transactions that may involve the issuance of additional shares of our common stock or preferred stock (any one or more of which may be under consideration or acted upon at any time). Depending upon the consideration per share received by us for any subsequent issuance of our common stock or preferred stock, such issuance could have a dilutive effect on those stockholders who paid a higher consideration per share for their stock. Also, future issuances will increase the number of outstanding shares of our common stock and preferred stock, thereby decreasing your percentage ownership (for voting, distributions and all other purposes) represented by existing shares of our common stock. The availability for issuance of the additional shares of our common and preferred stock and any issuance thereof, or both, may be viewed as having the effect of discouraging an unsolicited attempt by another person or entity to acquire control of us. Although the Board of Directors has no present intention of doing so, our authorized but unissued shares of our common stock or preferred stock could be issued in one or more transactions that would make a takeover more difficult or costly, and therefore less likely. We are not aware of any person or entity who is seeking to acquire control of us.

Name Change

      We intend to change our corporate name from "Amplidyne, Inc." to "Wi-Tron, Inc."

Stock Option Plan

      In June 2005, our Board of Directors adopted the 2005 Stock Plan (the "Option Plan"). The purpose of the Option Plan is to enable us to encourage key employees, officers, and directors to contribute to our success by granting such employees and directors incentive stock options ("ISOs") and non-qualified stock options ("NQOs").

      The following is a summary of the principal features of the Option Plan and does not purport to be a complete description of the Option Plan. A copy of the Option Plan is filed as an exhibit hereto.

      The Option Plan will be administered by the Board of Directors or a committee appointed by the Board of Directors (the "Committee") which will determine, in its discretion, among other things, the recipients of grants, whether a grant will consist of ISOs and NQOs, or a combination thereof, and the number of shares to be subject to such options.

      The Option Plan provides for the granting of ISOs or NQOs to purchase common stock at an exercise price to be determined by the Board of Directors or the Committee, but not less than the fair market value of the common stock on the date the option is granted.

      The total number of shares with respect to which options may be granted under the Option Plan is 5,000,000. Options may not be granted to an individual to the extent that in the calendar year in which such options first become exercisable the shares subject to such options have a fair market value on the date of grant in excess of $100,000. No option may be granted under the Option Plan after October 2015, and no option may be outstanding for more than ten years after its grant. Additionally, no option can be granted for more than five
(5) years to a stockholder owning 10% or more of the outstanding common stock and such options must have an exercise price of not less than 110% of the fair market value on the date of grant.

      Options may be exercised by written notice to us. Payment for the shares being purchased may be made in cash or by such other method as the Board of Directors or the Committee, if so designated, may from time to time prescribe. The shares of common stock issuable under any option shall not be delivered to the grantee until we have received payment of the full option exercise price from the grantee.

      The Option Plan may be terminated or amended at any time by the Board of Directors, except that, without stockholder approval, the Option Plan may not be amended to increase the number of shares subject to the Option Plan, change the class of persons eligible to receive options under the Option Plan or materially increase the benefits of participants.

      Federal Tax Consequences. The following is a brief summary of the tax consequences of the grant and exercise of stock options under the federal income tax laws. This summary does not, among other things, purport to describe state or local tax consequences or to describe all federal income tax consequences.

      Recipients of ISOs generally are not subject to income tax at the time the option is granted or exercised. However, upon the exercise of any incentive option, any excess of the fair market value of shares received over the exercise price may be subject to the alternative minimum tax. Upon disposition of any shares obtained through the exercise of an incentive option, long-term capital gain or loss will be recognized in an amount equal to the difference between the sales price and the aggregate exercise price, provided that the participant has held the shares for at least one year from the date the incentive option was exercised and at least two years from the date the incentive option was granted. If the participant disposes of the shares within that time period (a "Disqualifying Disposition"), the participant will recognize ordinary income to the extent of the difference between the exercise price and the lesser of the fair market value on the date the incentive option is exercised or the amount realized on the Disqualifying Disposition. Any remaining gain or loss is treated as a short-term or long-term capital gain or loss, depending on the period the shares were held by the participant. We are not entitled to any tax deduction upon either the exercise of any incentive option or upon any subsequent disposition of the shares acquired pursuant to such exercise, except to the extent that the participant recognizes ordinary income pursuant to a Disqualifying Disposition.

      A participant receiving nonqualified options does not generally recognize income at the time the option is granted so long as it granted at fair market value on the date of the grant. However, when the option is exercised, the participant will recognize ordinary income equal to the difference between the fair market value of the shares on the exercise date and the exercise price. We receive a tax deduction equal to the amount of ordinary income recognized by the participant. The participant's basis in the shares is equal to the exercise price plus any recognized ordinary income.

                         UNANIMOUS BOARD RECOMMENDATION

      Our Board of Directors believes that the approval of actions contemplated herein is in our best interests and the best interests of our stockholders. Accordingly, our Board of Directors has unanimously approved these actions, and recommends that our stockholders approve these actions. We have received the approval, by written consent, of stockholders holding an aggregate of 9,020,593 shares of our common stock and 140,000 shares of our preferred stock, constituting approximately 51% of the issued and outstanding shares of our common stock, and 100% of the issued and outstanding shares of preferred stock, as of September 8, 2005.

      After the expiration of the 20 day waiting period required by Securities Exchange Act of 1934, Rule 14c-2(b), we will file an amendment to our Certificate of Incorporation with the State of Delaware.

             INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

      Except in their capacity as shareholders, none of our officers, directors or any of their respective affiliates has any interest in the actions taken herein.

                           FORWARD-LOOKING STATEMENTS

         This information statement may contain certain "forward-looking" statements as such term is defined in the Private Securities Litigation Reform Act of 1995 or by the U.S. Securities and Exchange Commission in its rules, regulations and releases, which represent our expectations or beliefs, including but not limited to, statements concerning our operations, economic performance, financial condition, growth and acquisition strategies, investments, and future operational plans. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as "may," "will," "expect," "believe," "anticipate," "intend," "could," "estimate," "might," or "continue" or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. These statements, by their nature, involve substantial risks and uncertainties, certain of which are beyond our control, and actual results may differ materially depending on a variety of important factors, including uncertainty related to acquisitions, governmental regulation, managing and maintaining growth, volatility of stock prices and any other factors discussed in this and other of our filings with the U.S. Securities and Exchange Commission.

                       WHERE YOU CAN FIND MORE INFORMATION

      We are subject to the information and reporting requirements of the Securities Exchange Act of 1934 and in accordance with this act, we file periodic reports, documents and other information with the Securities and Exchange Commission relating to our business, financial statements and other matters. These reports and other information may be inspected and are available for copying at the offices of the Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, DC 20549. Our SEC filings are also available to the public on the SEC's website at http://www.sec.gov.

                     INCORPORATION OF FINANCIAL INFORMATION

      We "incorporate by reference" into this information statement the information in certain documents we file with the SEC, which means that we can disclose important information to you by referring you to those documents. We incorporate by reference into this information statement the following documents we have previously filed with the SEC: our Form 10-KSB for the year ended December 31, 2004, as filed with the SEC on April 15, 2005, our quarterly report on Form 10-QSB for the quarterly period ended March 31, 2005 as filed with the SEC on May 23, 2005, and our quarterly report on Form 10-QSB for the quarterly period ended June 30, 2005, as filed with the SEC on August 22, 2005. You may request a copy of these filings at no cost, by writing or telephoning us at the following address:

                                 AMPLIDYNE, INC.
                               59 LaGrange Street
                            Raritan, New Jersey 08869

October __, 2005

                                          By Order of the Board of Directors


                                          /s/ John Chase Lee
                                          -----------------------------------
                                          John Chase Lee, President

                                 AMPLIDYNE, INC.

                             2005 STOCK OPTION PLAN

1.    Purpose

      The purpose of the 2005 Stock Option Plan (the "Plan") is to provide a method whereby selected key employees, selected key consultants, professionals and non-employee directors of Amplidyne, Inc. (the "Company") may have the opportunity to invest in shares of the Company's common stock (the "Common Stock" or "Shares"), thereby giving them a proprietary and vested interest in the growth and performance of the Company, and in general, generating an increased incentive to contribute to the Company's future success and prosperity, thus enhancing the value of the Company for the benefit of shareholders. Further, the Plan is designed to enhance the Company's ability to attract and retain individuals of exceptional managerial talent upon whom, in large measure, the sustained progress, growth, and profitability of the Company depends.

2.    Administration

      The Plan shall be administered by the Company's Board of Directors (the "Board") or, if so designated by resolution of the Board, by a Committee composed of not less than two individuals (the "Committee"). From time to time the Board or the Committee, if so designated, may grant stock options ("Stock Options" or "Options") to such eligible parties and for such number of Shares as it in its sole discretion may determine. A grant in any year to an eligible Employee (as defined in Section 3 below) shall neither guarantee nor preclude a grant to such Employee in subsequent years. Subject to the provisions of the Plan, the Board shall be authorized to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, to determine the terms and provisions of the Option agreements described in Section 5(h) thereof to make all other determinations necessary or advisable for the administration of the Plan. The Board or the Committee, if so designated, may correct any defect, supply any omissions or reconcile any inconsistency in the Plan or in any Option in the manner and to the extent it shall deem desirable. The determinations of the Board in the administration of the Plan, as described herein, shall be final and conclusive. The validity, construction, and effect of Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Delaware.

3.    Eligibility

      The class of employees eligible to participate under the Plan shall include, employees, key consultants or professionals and non-employee directors of the Company (collectively and individually, "Employees"). Nothing in the Plan or in any agreement thereunder shall confer any right on an Employee to continue in the employ of the Company or shall interfere in any way with the right of the Company or its subsidiaries, as the case may be, to terminate his employment at any time.

4.    Shares Subject to the Plan

      Subject to adjustment as provided in Section 7, an aggregate of 1,500,000 shares of Common Stock shall be available for issuance under the Plan. The shares of Common Stock deliverable upon the exercise of Options may be made available from authorized but unissued Shares or Shares reacquired by the Company, including Shares purchased in the open market or in private transactions. If any Option granted under the Plan shall terminate for any reason without having been exercised or settled in Common Stock or in cash pursuant to related Common Stock appreciation rights, the Shares subject to, but not delivered under, such Option shall be available for other Options.

5.    Grant Term and Conditions of Options

      The Board or the Committee, if so designated, may from time to time after consultation with management select Employees to whom Stock Options shall be granted. The Options granted may be incentive Stock Options ("Incentive Stock Options") within the meaning of Section 422 of the Internal Revenue Code, as amended (the "Code"), or non-statutory Stock Options ("Non-statutory Stock Options"), whichever the Board or the Committee shall determine, subject to the following terms and conditions:

      (a) Price. The purchase price per share of Common Stock deliverable upon exercise of each Incentive Stock Option shall not be less than 100 percent of the Fair Market Value of the Common Stock on the date such Option is granted. Provided, however, that if an Incentive Stock Option is issued to an individual who owns, at the time of grant, more than ten percent (10%) of the total combined voting power of all classes of the Company's Common Stock, the exercise price of such Option shall be at least 110% of the Fair Market Value of the Common Stock on the date of grant and the term of the Option shall not exceed five years from the date of grant. The Option price of Shares subject to Non-statutory Stock Options shall be determined by the Board or Committee, if so designated, in its absolute discretion at the time of grant of such Option, provided that such price shall not be less than 85% of the Fair Market Value of the Common Stock at the time of grant. For purposes of this Plan, Fair Market Value shall be the average of the closing bid and ask prices for the Common Stock on the date in question.

      (b) Payment. Options may be exercised only upon payment of the purchase price thereof in full. Such payment shall be made in such form of consideration as the Board or Committee, if so designated, determines and may vary for each Option. Payment may consist of cash, check, notes, delivery of shares of Common Stock having a fair market value on the date of surrender equal to the aggregate exercise price, or any combination of such methods or other means of payment permitted under Delaware law.

      (c) Term of Options. The term during which each Option may be exercised shall be determined by the Board or the Committee, if so designated, provided that an Incentive Stock Option shall not be exercisable in whole or in part more than 10 years from the date it is granted. All rights to purchase Common Stock pursuant to an Option shall, unless sooner terminated, expire at the date designated by the Board or the Committee, if so designated.

      The Board or the Committee, if so designated, shall determine the date on which each Option shall become exercisable and may provide that an Option shall become exercisable in installments. The Shares comprising each installment may be purchased in whole or in part at any time after such installment becomes purchasable, except that the exercise of Incentive Stock Options shall be further restricted as set forth herein. The Board or the Committee, if so designated, may in its sole discretion, accelerate the time at which any Option may be exercised in whole or in part, provided that no Incentive Stock Option shall be exercisable until one year after grant.

      (d) Limitations on Grants. The aggregate Fair Market Value (determined at the time the Option is granted) of the Common Stock with respect to which the Incentive Stock Option is exercisable for the first time by an Optionee during any calendar year (under all plans of the Company or any subsidiary of the Company) shall not exceed $100,000. The foregoing limitation shall be modified from time to time to reflect any changes in
      Section 422 of the Code and any regulations promulgated thereunder setting forth such limitations.

      (e) Termination of Employment.

            (i) If the employment of an Employee by the Company or a subsidiary corporation of the Company shall be terminated voluntarily by the Employee or for cause by the Company, then his Option shall expire forthwith. Except as provided in subparagraphs (ii) and (iii) of this Paragraph (e), if such employment shall terminate for any other reason, then such Option may be exercised at any time within three (3) months after such termination, subject to the provisions of subparagraph (iv) of this Paragraph (e). For purposes of this subparagraph, an employee who leaves the employ of the Company to become an employee of a subsidiary corporation of the Company or a Corporation (or subsidiary or parent corporation of the Company) which has assumed the Option of the Company as a result of a corporate reorganization, etc., shall not be considered to have terminated his employment.

            (ii) If the holder of an Option under the Plan dies (a) while employed by, or while serving as a non-employee director for, the Company or a subsidiary corporation of the Company, or (b) within three (3) months after the termination of his employment or services other than voluntarily by the employee or non-employee director, or for cause, then such Option may, subject to the provisions of subparagraph (iv) of this Paragraph (e), be exercised by the estate of the employee or non-employee director or by a person who acquired the right to exercise such Option by bequest or inheritance or by reason of the death of such employee or non-employee director at any time within one (1) year after such death.


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            (iii) If the holder of Option under the Plan ceases employment because of permanent or total disability (within the meaning of Section 22
      (e) (3) of the Code) while employed by the Company or a subsidiary corporation of the Company, then such Option may, subject to the provisions of subparagraph (iv) of this paragraph (e), be exercised at any time within one year after his termination of employment due to disability.

            (iv) An Option may not be exercised pursuant to this Paragraph (e), except to the extent that the holder was entitled to exercise the Option at the time of termination of employment, termination of Directorship, or death, and in any event may not be exercised after the expiration of the Option. For purpose of this Paragraph (e), the employment relationship of an employee of the Company or of a subsidiary corporation of the Company will be treated as continuing intact while he is on military or sick leave or other bona fide leave of absence (such as temporary employment by the Government) if such leave does not exceed ninety (90) days, or, if longer, so long as his right to reemployment is guaranteed either by statute or by contract.

      (f) Nontransferability of Options. No Option shall be transferable by a Holder otherwise than by will or the laws of descent and distribution, and during the lifetime of the Employee to whom an Option is granted it may be exercised only by the employee, his guardian or legal representative if permitted by Section 422 and related sections of the Code and any regulations promulgated thereunder.

      (g) Listing and Registration. Each Option shall be subject to the requirement that if at any time the Board or the Committee, if so designated, shall determine, in its discretion, the listing, registration or qualification of the Common Stock subject to such Option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Option or the issue or purchase of Shares thereunder, no such Option may be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board or the Committee.

      (h) Option Agreement. Each Employee to whom an Option is granted shall enter into an agreement with the Company which shall contain such provisions, consistent with the provisions of the Plan, as may be established by the Board or the Committee, if so designated.

      (i) Withholding. Prior to the delivery of certificates for shares of Common Stock, the Company or a subsidiary shall have the right to require a payment from an Employee to cover any applicable withholding or other employment taxes due upon the exercise of an Option. An Optionee may make such payment either (i) in cash, (ii) by authorizing the Company to withhold a portion of the stock otherwise issuable to the Optionee, (iii) by delivering already-owned Common Stock, or (iv) by any combination of these means.


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6.    Adjustment of and Changes in Common Stock

      In the event of a reorganization, recapitalization, stock split, stock dividend, combination of Shares, merger, consolidation, distribution of assets, or any other changes in the corporate structure or Shares of the Company, the Board or the Committee, if so designated, shall make such adjustments as it deems appropriate in the number and kind of Shares authorized by the Plan, in the number and kind of Shares covered by the Options granted and in the exercise price of outstanding Options.

7.    Mergers and Sales

      In the case of any merger, consolidation or combination of the Company with or into another company (other than a merger, consolidation or combination in which the Company is the continuing company and which does not result in its outstanding Common Stock being converted into or exchanged for different securities, cash or other property, or any combination thereof) or a sale of all or substantially all of the business or assets of the Company, each Incentive Stock Option then outstanding for one year or more, and each Non-statutory Stock Option shall (unless the Board or the Committee determines otherwise) receive upon exercise of such Option an amount equal to the excess of the Fair Market Value on the date of such exercise of the securities, cash or other property, or combination thereof, receivable upon such sale of assets, merger, consolidation or combination in respect of a share of Common Stock, over the exercise price of such Option, multiplied by the number of shares of Common Stock with respect to which such Option shall have been exercised provided that in each event the amount payable in the case of an Incentive Stock Option shall be limited to the maximum permissible amount necessary to preserve the Incentive Stock Option status. Such amount may be payable fully in cash, fully in one or more of the kind or kinds or property payable in such merger, consolidation or combination, or partly in cash and partly in one or more such kind or kinds of property, all in the discretion of the Board or the Committee.

      Any determination by the Board or the Committee, if so designated, made pursuant to this Section 7 may be made as to all outstanding Options or only as to certain Options specified by the Board or the Committee and any such determination shall be made prior to the occurrence of such event.

8.    No Rights of Shareholders

      Neither an Employee nor the Employee's legal representative shall be, or have any of the rights and privileges of, a shareholder of the Company in respect of any Shares purchasable upon the exercise of any Option, in whole or in part, unless and until certificates for such Shares shall have been issued.

9.    Plan Amendments

      The plan may be amended by the Board as it shall deem advisable or to conform, to any change in any law or regulation applicable thereto; provided, that the Board may not, without the authorization and approval of shareholders:
(i) increase the aggregate number of Shares available for Options except as permitted by Section 6; (ii) materially increase the benefits accruing to participants under this Plan; (iii) extend the maximum period during which an Option may be exercised; or (iv) change the Plan's eligibility requirements. Any discrepancy between the Board and any committee regarding this Plan shall be decided in any manner directed by the Board.


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10.   Term of Plan

      The Plan became effective upon its approval by the Company's majority shareholders on October __, 2005. No Options shall be granted under the Plan after the date which is ten years after the date on which the Plan was approved by the Company shareholders.


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